UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

REVOLUTION MEDICINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39219	47-2029180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

700 Saginaw Drive Redwood City, California 94063
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 481-6801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RVMD	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 8, 2023, Revolution Medicines, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement (the “Proxy Statement”) on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2023. Only stockholders of record as of the close of business on April 20, 2023, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 106,309,642 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), were outstanding and entitled to vote at the Annual Meeting. The tabulation of the stockholder votes on each proposal brought before the Annual Meeting is described below.

Proposal 1. The Company’s stockholders elected three Class III directors to hold office until the 2026 annual meeting of stockholders or until their respective successors are elected and qualified. The results of the vote were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Alexis Borisy	41,488,497	48,023,150	5,346,837
Mark A. Goldsmith, M.D., Ph.D.	87,159,600	2,352,047	5,346,837
Barbara Weber, M.D.	73,933,569	15,578,078	5,346,837

Proposal 2. The Company’s stockholders ratified the appointment, by the audit committee of the Company’s board of directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
94,850,743	6,594	1,147

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

Proposal 3. The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, pursuant to the compensation disclosure rules of the SEC. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
88,731,273	773,142	7,232	5,346,837

No other items were presented for stockholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVOLUTION MEDICINES, INC.

Date: June 9, 2023	By:	/s/ Mark A. Goldsmith
Mark A. Goldsmith, M.D., Ph.D. President and Chief Executive Officer